KEYSTONE PROPERTY TRUST                                             EXHIBIT 99.1

THIRD QUARTER 2002 EARNINGS CONFERENCE CALL

                        SUPPLEMENTAL INFORMATION PACKAGE

                                                                                          Page
                                                                                       -------
      Financial Highlights                                                                   1
      Condensed Consolidated Statements of Operations                                        2
      Condensed Consolidated Statements of FFO and FAD                                       3
      Condensed Consolidated Balance Sheets                                                  4
      Market Operating Statistics                                                            5
      Portfolio Overview                                                                     6
      Quarterly Same Store Analysis                                                          7
      Year to Date Same Store Analysis                                                       8
      Lease Expirations                                                                      9
      Top 25 Tenants                                                                        10
      Acquisitions, Dispositions, and Development Placed in Service in 2002                 11
      Equity Method Investments- Balance Sheets                                             12
      Equity Method Investments-Statements of Income and FFO                                13
      Summary of Land Under Development and Control                                         14
      Debt Detail                                                                           15
      COMPARATIVE HISTORICAL DATA:
         Portfolio Analysis                                                                 16
         Physical Occupancy Analysis                                                        17
         Preferred Equity Analysis                                                          18
         Equity Analysis                                                                    19
         Debt Analysis                                                                      20
         Valuation Analysis                                                                 21
         Dividend Analysis                                                                  22
         Research Coverage, 2002 Anticipated Earnings Release and Dividend Calendar         23

      THIS SUPPLEMENTAL INFORMATION PACKAGE MAY CONTAIN STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE COMPANY, ITS TRUSTEES, OR ITS OFFICERS WITH RESPECT TO THE FUTURE OPERATING PERFORMANCE OF THE COMPANY. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE IN THE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. IMPORTANT FACTORS THAT COULD CAUSE SUCH DIFFERENCES ARE DESCRIBED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q.

KEYSTONE PROPERTY TRUST

FINANCIAL HIGHLIGHTS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                        Three Months Ended September 30,
                                                                      2002         % Change           2001
                                                                  ------------    -----------     ------------
     INCOME ITEMS:
     Revenue                                                      $     24,942           (6.6%)   $     26,693
     Earnings Before Interest, Taxes, and Depreciation (EBITDA)         18,420          (15.8%)         21,880
     Net (Loss) Income Allocated to Common Shares                      (19,178)        (284.6%)         10,391
     Funds from Operations                                              12,723           (5.7%)         13,489
     Funds from Operations - Per Share (Diluted)                          0.41           (6.8%)           0.44
     Dividends Paid Per Share- Common Shares                             0.325            1.6%           0.320
     Diluted Operating Earnings per Share                                 0.21           10.5%            0.19
     Diluted (Loss) Earnings Per Share                                   (0.98)        (278.2%)           0.55
     Weighted Average Common Shares and Units- FFO                  31,409,399            1.3%      30,997,250
     Weighted Average Common Shares and Units- EPS                  25,457,791            4.5%      24,363,191

     RATIOS:
     Interest Coverage Ratio                                               2.7x                            2.6x
     Fixed Charge Coverage Ratio                                           2.1x                            1.9x
     Dividend Payout Ratio-FFO                                            80.2%                           72.7%

                                                                         Nine Months Ended September 30,
                                                                      2002            % Change         2001
                                                                  ------------      ------------   ------------
     INCOME ITEMS:
     Revenue                                                      $     73,279           (11.2%)   $     82,522
     Earnings Before Interest, Taxes, and Depreciation (EBITDA)         58,016           (12.5%)         66,275
     Net (Loss) Income Allocated to Common Shares                      (12,858)         (207.3%)         11,981
     Funds from Operations                                              39,216             4.7%          37,445
     Funds from Operations - Per Share (Diluted)                          1.26            (3.8%)           1.31
     Dividends Paid Per Share- Common Shares                             0.965             2.7%           0.940
     Diluted Operating Earnings per Share                                 0.66            29.4%            0.51
     Diluted (Loss) Earnings Per Share                                   (0.68)         (181.9%)           0.83
     Weighted Average Common Shares and Units- FFO                  31,235,134             8.9%      28,683,229
     Weighted Average Common Shares and Units- EPS                  18,845,599            (7.1%)     20,282,848

     RATIOS:
     Interest Coverage Ratio                                               2.8x                             2.3x
     Fixed Charge Coverage Ratio                                           2.1x                             1.7x
     Dividend Payout Ratio-FFO                                            76.6%                            71.8%

                                                                    As of September 30,                December 31,
                                                               ----------------------------            ------------
                                                                   2002            2001                    2001
                                                               ------------    ------------            ------------
     ASSETS:
     Investments in Real Estate at Cost                        $    723,905    $    817,223            $    817,977
                                                               ------------    ------------            ------------
     Total Assets                                              $    781,202    $    838,782            $    827,513
                                                               ------------    ------------            ------------

     LIABILITIES AND EQUITY:
     Total Debt                                                $    433,202    $    441,405            $    435,136
     Other Liabilities                                               16,328          20,480                  20,455
     Convertible Preferred Equity, at Liquidation Preference         67,892         100,392                 100,392
     Common Equity and Minority Interest                            263,780         276,505                 271,530
                                                               ------------    ------------            ------------
     Total Liabilities and Equity                              $    781,202    $    838,782            $    827,513
                                                               ------------    ------------            ------------

     RATIOS:
     Debt to Undepreciated Assets                                      51.6%           49.6%                   49.7%
     Total Liabilities to Undepreciated Assets                         53.5%           51.9%                   52.1%

KEYSTONE PROPERTY TRUST

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              Three Months Ended September 30,   Nine Months Ended September 30,
                                                                   2002              2001            2002              2001
                                                              --------------    --------------   -------------    --------------
     REVENUE:
         Rents                                                $       21,517    $       23,453   $      63,295    $       71,693
         Reimbursement Revenue and Other                               3,425             3,240           9,984            10,829
                                                              --------------    --------------   -------------    --------------
              Total Revenue                                           24,942            26,693          73,279            82,522
                                                              --------------    --------------   -------------    --------------

     OPERATING EXPENSES:
       Property Operating Expenses                                     1,876             2,027           5,549             6,561
       Real Estate Taxes                                               2,554             2,319           7,446             7,254
       General and Administrative                                      2,028             2,268           5,980             6,552
       Employee Termination Costs                                        930                 -             930                 -
       Depreciation and Amortization                                   5,021             5,435          15,575            18,968
       Interest Expense                                                6,369             7,596          18,329            26,827
       Provision for Asset Impairment                                 30,200                 -          30,200                 -
                                                              --------------    --------------   -------------    --------------
              Total Operating Expense                                 48,978            19,645          84,009            66,162
                                                              --------------    --------------   -------------    --------------
     Income/(Loss) from Continuing Operations
       before Equity in Income from Equity Method
       Investments, and (Losses)/Gains on Sales of Assets            (24,036)            7,048         (10,730)           16,360

     Equity in Income from Equity Method Investments                     266               386             583               455

     (Losses) Gains on Sales of Assets                                     -            10,025            (430)           10,361
                                                              --------------    --------------   -------------    --------------
     Income/(Loss) from Continuing Operations before
       Distributions to Preferred Unitholders, Minority
       Interest of Unitholders in Operating Partnership,
       Extraordinary items, and Income Allocated to
       Preferred Shareholders                                        (23,770)           17,459         (10,577)           27,176

     Distributions to Preferred Unitholders                           (1,424)           (1,747)         (4,317)           (5,610)
                                                              --------------    --------------   -------------    --------------
     Income/(Loss) from Continuing Operations before
       Minority Interest of Unitholders in Operating
       Partnership, Extraordinary items, and Income
       Allocated to Preferred Shareholders                           (25,194)           15,712         (14,894)           21,566
     Minority Interest of Unitholders in Operating
       Partnership                                                     6,092            (4,124)          3,987            (4,610)
                                                              --------------    --------------   -------------    --------------
     (Loss) Income from Continuning Operations                       (19,102)           11,588         (10,907)           16,956
     Discontinued Operations:
       Income from Discontinued Operations                                86               195             323               587
       Gain on Disposition of Discontinued Operations                    871                 -             871                 -
       Minority Interest                                                (235)              (56)           (294)             (196)
                                                              --------------    --------------   -------------    --------------
       Income from Discontinued Operations                               722               139             900               391

     Extraordinary Items - Loss on Early Retirement of Debt                -               (94)           (178)           (1,269)
                                                              --------------    --------------   -------------    --------------
     Income/(Loss) before Income Allocated to Preferred
       Shareholders                                                  (18,380)           11,633         (10,185)           16,078
     Income Allocated to Preferred Shareholders                         (798)           (1,242)         (2,673)           (4,097)
                                                              --------------    --------------   -------------    --------------
              Net Income Allocated to Common Shareholders     $      (19,178)   $       10,391   $     (12,858)   $       11,981
                                                              ==============    ==============   =============    ==============

KEYSTONE PROPERTY TRUST

CONDENSED CONSOLIDATED STATEMENTS OF FFO AND FAD (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           Three Months Ended                Nine Months Ended
                                                                              September 30,                    September 30,
                                                                         2002             2001              2002           2001
                                                                     -------------    -------------    -------------   -------------
     FUNDS FROM OPERATIONS:
     Income/(Loss) from Continuing Operations before
         Distributions to Preferred Unitholders, Minority Interest
         of Unitholders in Operating Partnership, Extraordinary
         items, and Income Allocated to Preferred Shareholders       $    (23,770)    $     17,459     $    (10,577)   $     27,176
     Losses/(Gains) on Sales of Assets                                          -          (10,025)             430         (10,361)
     Provision for Asset Impairment and Employee Termination Costs         31,130                -           32,530               -
     Depreciation and Amortization Related to Real Estate                   5,071            5,567           15,964          19,398
     Depreciation and Amortization Related to Joint Ventures                  206              293              546             645
     Income from Discontinued Operations                                       86              195              323             587
                                                                     ------------     ------------     ------------    ------------
     Funds from Operations                                           $     12,723     $     13,489     $     39,216    $     37,445
                                                                     ============     ============     ============    ============
     Funds from Operations-Basic                                     $       0.41     $       0.45     $       1.26    $       1.35
                                                                     ============     ============     ============    ============
     Funds from Operations Per Diluted Share                         $       0.41     $       0.44     $       1.26    $       1.31
                                                                     ============     ============     ============    ============

     FUNDS AVAILABLE FOR DISTRIBUTION:
     Funds from Operations                                           $     12,723     $     13,489     $     39,216    $     37,445
     Building Improvements                                                   (252)            (246)            (555)           (796)
     Tenant Improvements                                                     (336)            (588)          (1,665)         (1,609)
     Leasing Commissions                                                     (334)            (264)          (1,953)         (1,511)
     Amortization of Deferred Financing Costs                                 272              452              812           1,384
     Rental Income from Straight Line Rents                                (1,241)            (660)          (2,549)         (2,095)
                                                                     ------------     ------------     ------------    ------------
     Funds Available for Distribution                                $     10,832     $     12,183     $     33,306    $     32,818
                                                                     ============     ============     ============    ============
     Funds Available for Distribution Per Diluted Share              $       0.34     $       0.39     $       1.07    $       1.14
                                                                     ============     ============     ============    ============
     Weighted Average Shares and Units - Diluted                       31,409,399       30,997,250       31,235,134      28,683,229
                                                                     ============     ============     ============    ============
     Dividend Paid Per Common Share                                  $      0.325     $      0.320     $      0.965    $      0.940
                                                                     ============     ============     ============    ============
     Dividend Payout Ratio-FFO                                               80.2%            72.7%            76.6%           71.8%
                                                                     ============     ============     ============    ============
     Dividend Payout Ratio-FAD                                               95.6%            82.1%            90.2%           82.5%
                                                                     ============     ============     ============    ============

KEYSTONE PROPERTY TRUST

CONDENSED CONSOLIDATED BALANCE SHEETS (DOLLARS IN THOUSANDS)

                                                                                  September 30, 2002         December 31, 2001
                                                                                  ------------------         ------------------
     ASSETS:
     Investments in Real Estate, Including Development and Construction in        $          587,183         $          817,977
     Progress of $49,203 and $62,337 for 2002 and 2001, respectively.
     Assets held for sale                                                                    195,231                          -
       Less: Accumulated Depreciation                                                        (35,946)                   (47,192)
              Accumulated Depreciation - Assets held for sale                                (22,563)                         -
                                                                                  ------------------         ------------------
         Investments in Real Estate, Net                                                     723,905                    770,785
                                                                                  ------------------         ------------------
     Cash, Cash Equivalents, and Escrows                                                       5,135                      7,226
     Notes and Accounts Receivable, Net                                                       10,765                     11,592
     Deferred Financing and Leasing Costs, Net                                                 8,472                     11,263
     Equity Method Investments                                                                26,154                     21,863
     Other Assets                                                                              6,771                      4,784
                                                                                  ------------------         ------------------
         Total Assets                                                             $          781,202         $          827,513
                                                                                  ==================         ==================

     LIABILITIES AND SHAREHOLDERS' EQUITY:
     Liabilities:
     Mortgage Notes and Other Debt                                                $          433,202         $          435,136
     Accrued Liabilities and Other                                                            16,328                     20,455
                                                                                  ------------------         ------------------
         Total Liabilities                                                                   449,530                    455,591
                                                                                  ------------------         ------------------
     Minority Interest:
     Limited Partners in Operating Partnership                                                36,634                     48,698
     Convertible Preferred Units in Operating Partnership                                     52,892                     60,392
                                                                                  ------------------         ------------------
         Total Minority Interest                                                              89,526                    109,090
                                                                                  ------------------         ------------------
     Shareholders' Equity:
     Preferred Stock, $.001 par value                                                              1                          2
     Common Stock, $.001 par value                                                                21                         18
     Additional Paid-in Capital                                                              286,497                    276,376
     Cumulative Net Income                                                                    22,996                     35,850
     Cumulative Dividends                                                                    (67,369)                   (49,414)
                                                                                  ------------------         ------------------
     Total Shareholders' Equity                                                              242,146                    262,832
                                                                                  ------------------         ------------------
         Total Liabilities and Shareholders' Equity                               $          781,202         $          827,513
                                                                                  ==================         ==================

KEYSTONE PROPERTY TRUST

MARKET OPERATING STATISTICS (AS OF SEPTEMBER 30, 2002)

                                                                                                                      TOTAL CORE
                                                              New Jersey       Pennsylvania         Indiana           INDUSTRIAL
                                                            --------------    --------------     --------------     --------------
     Square Feet Owned at September 30, 2002                     6,574,529         6,323,334          2,591,460         15,489,323

     Economic Occupancy - Quarter-to-date                             97.3%             92.2%              92.4%              94.6%

     Economic Occupancy - Year-to-date                                98.8%             89.5%              95.5%              94.6%

     Physical Occupancy at September 30, 2002                         95.1%             92.5%              93.7%              93.8%

     Annualized Base Rent (in 000's)                        $       29,438    $       22,363     $        8,627     $       60,428

     Annualized Base Rent Per Leased SF                     $         4.71    $         3.82     $         3.55     $         4.16

     Lease Expirations as a Percentage of ABR:
          2002                                                         1.3%              4.7%               0.0%               2.4%
          2003                                                         0.8%             21.8%               0.0%               8.5%
          2004                                                        19.0%             17.9%               0.0%              15.9%
          2005                                                        13.8%              7.5%               0.0%               9.5%
          2006                                                        22.4%              8.1%               0.0%              13.9%

     Wtd Avg Lease Term Remaining (in years)                           4.4               3.5               12.5                5.1

     Square Feet of Leasing Activity in Quarter                    178,663           505,688                  -            684,351
          Year-to-date                                           1,215,612         1,709,123            435,864          3,360,599

     Tenant Retention during period                                    N/A              40.7%               N/A               40.7%
          Year-to-date                                               100.0%             54.9%               N/A               67.0%

     Rent Change on Renewals and Rollovers during period:              N/A               9.7%               N/A                9.7%
          Year-to-date                                                13.1%              6.1%               N/A                8.4%

     Same Store NOI Growth during period (Cash basis):                 3.3%             (7.8%)             (2.8%)             (2.3%)
          Year-to-date                                                 3.0%             (6.6%)              2.2%              (1.3%)

     Same Store NOI Growth during period (GAAP basis):                 3.0%              1.6%              (3.2%)              1.3%
          Year-to-date                                                 2.5%             (3.5%)              1.4%              (0.2%)

     Same Store Physical Occupancy at September 30, 2002              98.6%             92.1%              88.0%              94.7%

     Square Feet Owned in Same Store Pool                        5,748,284         4,948,218          1,357,500         12,054,002

                                                                 Other             TOTAL                                 GRAND
                                                              Industrial         INDUSTRIAL           Office             TOTAL
                                                            --------------     --------------     --------------    --------------
     Square Feet Owned at September 30, 2002                     5,770,286         21,259,609          1,498,479        22,758,088

     Economic Occupancy - Quarter-to-date                             94.4%              94.6%              91.1%             93.8%

     Economic Occupancy - Year-to-date                                92.6%              94.1%              91.4%             93.5%

     Physical Occupancy at September 30, 2002                         94.9%              94.1%              91.8%             94.0%

     Annualized Base Rent (in 000's)                        $       17,083     $       77,511     $       20,141    $       97,652

     Annualized Base Rent Per Leased SF                     $         3.12     $         3.87     $        14.64    $         4.57
          2002                                                        15.6%               5.3%               5.1%              5.2%
          2003                                                        18.4%              10.7%              14.0%             11.3%
          2004                                                        20.2%              16.8%              14.6%             16.4%
          2005                                                         9.4%               9.5%              26.2%             12.9%
          2006                                                         0.4%              10.9%              13.4%             11.4%

     Wtd Avg Lease Term Remaining (in years)                           3.5                4.7                3.4               4.3

     Square Feet of Leasing Activity in Quarter                    482,523          1,166,874             27,558         1,194,432
          Year-to-date                                           1,767,108          5,127,707            162,298         5,290,005

     Tenant Retention during period                                   98.5%              75.3%              44.1%             74.4%
          Year-to-date                                                83.2%              72.3%              61.2%             72.2%

     Rent Change on Renewals and Rollovers during period:            (13.0%)              2.7%              (8.2%)             0.7%
          Year-to-date                                                (6.9%)              3.0%              (7.6%)             1.2%

     Same Store NOI Growth during period (Cash basis):                11.4%               1.4%              (8.8%)            (1.0%)
          Year-to-date                                                 1.6%              (0.4%)             (7.1%)            (2.0%)

     Same Store NOI Growth during period (GAAP basis):                11.5%               4.0%              (7.7%)             1.4%
          Year-to-date                                                 3.1%               0.7%              (6.6%)            (1.0%)

     Same Store Physical Occupancy at September 30, 2002              94.9%              94.8%              91.1%             94.5%

     Square Feet Owned in Same Store Pool                        5,770,286         17,824,288          1,384,479        19,208,767

KEYSTONE PROPERTY TRUST

PORTFOLIO OVERVIEW (DOLLARS IN THOUSANDS, AS OF SEPTEMBER 30, 2002)

                                                                                                              TOTAL CORE
                                                   New Jersey         Pennsylvania          Indiana           INDUSTRIAL
                                               -----------------    ----------------   -----------------   -----------------
    Number of Buildings                                       21                  28                   6                  55
    Square Feet Owned at September 30, 2002            6,574,529           6,323,334           2,591,460          15,489,323
    % of Total Rentable SF                                  28.9%               27.8%               11.4%               68.1%
    Percentage Leased                                       95.1%               92.5%               93.7%               93.8%
    Annualized Base Rent                             $    29,438        $     22,363        $      8,627       $      60,428
    % of Total Annualized Base Rent                         30.1%               22.9%                8.8%               61.9%
    Number of Leases                                          35                  52                   5                  92
    Annualized Base Rent Per Leased SF               $      4.71        $       3.82        $       3.55       $        4.16

                                                        Other               TOTAL
                                                     Industrial          INDUSTRIAL             Office           GRAND TOTAL
                                                  -----------------   -----------------   -----------------   -----------------
    Number of Buildings                                        48                 103                  21                124
    Square Feet Owned at September 30, 2002             5,770,286          21,259,609           1,498,479         22,758,088
    % of Total Rentable SF                                   25.4%               93.4%                6.6%             100.0%
    Percentage Leased                                        94.9%               94.1%               91.8%              94.0%
    Annualized Base Rent                             $     17,083       $      77,511       $      20,141      $      97,652
    % of Total Annualized Base Rent                          17.5%               79.4%               20.6%             100.0%
    Number of Leases                                           52                 144                 110                254
    Annualized Base Rent Per Leased SF               $       3.12       $        3.87       $       14.64      $        4.57

KEYSTONE PROPERTY TRUST

QUARTERLY SAME STORE ANALYSIS (DOLLARS IN THOUSANDS)

                                                                 CORE SAME STORE PORTFOLIO
                                                                Quarter Ended September 30,
                                                  -------------------------------------------------------
                                                      2002          2001         Change         % Change
                                                  -------------------------------------------------------
      CASH BASIS

      REVENUE
      Gross Potential Rent                         $  10,230     $   9,860      $     370             3.8%
      Vacancy Loss                                      (728)         (235)          (493)          209.8%
                                                  -------------------------------------------------------
      Rental Revenue                                   9,502         9,625           (123)           (1.3%)

      OPERATING EXPENSES
      Property Operating Expenses                        314           218             96            44.0%
      Real Estate Taxes                                1,238         1,151             87             7.6%
      Tenant Reimbursement                            (1,399)       (1,316)           (83)            6.3%
                                                  -------------------------------------------------------
      Net Operating Expenses                             153            53            100           188.7%
                                                  -------------------------------------------------------

      NET OPERATING INCOME                         $   9,349     $   9,572      $    (223)           (2.3%)
                                                  =======================================================

      PHYSICAL OCCUPANCY (EOP)                          94.7%         98.2%          (3.5%)

      ECONOMIC OCCUPANCY                                92.9%         97.6%          (4.7%)

      PERCENTAGE OF TOTAL NOI:                          45.0%

      COMPONENTS OF NOI CHANGES:
        Rental Increases/(Decreases)                                            $     370             3.8%
        Occupancy Increases/(Decreases)                                              (493)           (5.2%)
        Reduction/(Increase) in expenses,
         net of reimbursements                                                       (100)           (1.0%)
                                                                               --------------------------

          Total                                                                 $    (223)           (2.3%)
                                                                               ==========================

                                                                NON-CORE SAME STORE PORTFOLIO
                                                                 Quarter Ended September 30,
                                                  -------------------------------------------------------
                                                      2002          2001          Change        % Change
                                                  -------------------------------------------------------
      CASH BASIS

      REVENUE
      Gross Potential Rent                         $   9,941     $   9,898      $      43             0.4%
      Vacancy Loss                                      (870)       (1,057)           187           (17.7%)
                                                  -------------------------------------------------------
      Rental Revenue                                   9,071         8,841            230             2.6%

      OPERATING EXPENSES
      Property Operating Expenses                      1,655         1,548            107             6.9%
      Real Estate Taxes                                1,211         1,136             75             6.6%
      Tenant Reimbursement                            (1,331)       (1,321)           (10)            0.8%
                                                  -------------------------------------------------------
      Net Operating Expenses                           1,535         1,363            172            12.6%
                                                  -------------------------------------------------------

      NET OPERATING INCOME                         $   7,536     $   7,478      $      58             0.8%
                                                  =======================================================

      PHYSICAL OCCUPANCY (EOP)                          94.2%         86.2%           8.0%

      ECONOMIC OCCUPANCY                                91.2%         89.3%           1.9%

      PERCENTAGE OF TOTAL NOI:                          36.3%

      COMPONENTS OF NOI CHANGES:
        Rental Increases/(Decreases)                                            $      43             0.6%
        Occupancy Increases/(Decreases)                                               187             2.5%
        Reduction/(Increase) in expenses,
         net of reimbursements                                                       (172)           (2.3%)
                                                                               --------------------------

          Total                                                                 $      58             0.8%
                                                                               ==========================

                                                                TOTAL SAME STORE PORTFOLIO
                                                                Quarter Ended September 30,
                                                  -------------------------------------------------------
                                                      2002         2001           Change        % Change
                                                  -------------------------------------------------------
      CASH BASIS

      REVENUE
      Gross Potential Rent                         $  20,171     $  19,758      $     413             2.1%
      Vacancy Loss                                    (1,598)       (1,292)          (306)           23.7%
                                                  -------------------------------------------------------
      Rental Revenue                                  18,573        18,466            107             0.6%

      OPERATING EXPENSES
      Property Operating Expenses                      1,969         1,766            203            11.5%
      Real Estate Taxes                                2,449         2,287            162             7.1%
      Tenant Reimbursement                            (2,730)       (2,637)           (93)            3.5%
                                                  -------------------------------------------------------
      Net Operating Expenses                           1,688         1,416            272            19.2%
                                                  -------------------------------------------------------

      NET OPERATING INCOME                         $  16,885     $  17,050      $    (165)           (1.0%)
                                                  =======================================================

      PHYSICAL OCCUPANCY (EOP)                          94.5%         93.7%           0.8%

      ECONOMIC OCCUPANCY                                92.1%         93.5%          (1.4%)

      PERCENTAGE OF TOTAL NOI:                          81.3%

      COMPONENTS OF NOI CHANGES:
        Rental Increases/(Decreases)                                            $     413             2.4%
        Occupancy Increases/(Decreases)                                              (306)           (1.8%)
        Reduction/(Increase) in expenses,
         net of reimbursements                                                       (272)           (1.6%)
                                                                               --------------------------

          Total                                                                 $    (165)           (1.0%)
                                                                               ==========================

KEYSTONE PROPERTY TRUST

YEAR TO DATE SAME STORE ANALYSIS (DOLLARS IN THOUSANDS)

                                                                  CORE SAME STORE PORTFOLIO
                                                               Nine Months Ended September 30,
                                                  ------------------------------------------------------
                                                     2002           2001          Change       % Change
                                                  ------------------------------------------------------
      CASH BASIS

      REVENUE
      Gross Potential Rent                         $  30,148     $  29,171      $     977            3.3%
      Vacancy Loss                                    (1,675)         (627)        (1,048)         167.1%
                                                  ------------------------------------------------------
      Rental Revenue                                  28,473        28,544            (71)          (0.2%)

      OPERATING EXPENSES
      Property Operating Expenses                        803           816            (13)          (1.6%)
      Real Estate Taxes                                3,546         3,350            196            5.9%
      Tenant Reimbursement                            (3,904)       (4,008)           104           (2.6%)
                                                  ------------------------------------------------------
      Net Operating Expenses                             445           158            287          181.6%
                                                  ------------------------------------------------------

      NET OPERATING INCOME                         $  28,028     $  28,386      $    (358)          (1.3%)
                                                  ======================================================

      PHYSICAL OCCUPANCY (EOP)                          94.7%         98.2%          (3.5%)

      ECONOMIC OCCUPANCY                                94.4%         97.9%          (3.5%)

      PERCENTAGE OF TOTAL NOI:                          44.5%

      COMPONENTS OF NOI CHANGES:
        Rental Increases/(Decreases)                                            $     977            3.3%
        Occupancy Increases/(Decreases)                                            (1,048)          (3.7%)
        Reduction/(Increase) in expenses,
         net of reimbursements                                                       (287)          (1.0%)
                                                                               -------------------------

          Total                                                                 $    (358)          (1.3%)
                                                                               =========================

                                                                NON-CORE SAME STORE PORTFOLIO
                                                               Nine Months Ended September 30,
                                                  ------------------------------------------------------
      CASH BASIS                                     2002          2001           Change       % Change
                                                  ------------------------------------------------------
      CASH BASIS

      REVENUE
      Gross Potential Rent                         $  30,222     $  30,262      $     (40)          (0.1%)
      Vacancy Loss                                    (2,906)       (2,735)          (171)           6.3%
                                                  ------------------------------------------------------
      Rental Revenue                                  27,316        27,527           (211)          (0.8%)

      OPERATING EXPENSES
      Property Operating Expenses                      4,908         4,837             71            1.5%
      Real Estate Taxes                                3,625         3,485            140            4.0%
      Tenant Reimbursement                            (4,107)       (4,375)           268           (6.1%)
                                                  ------------------------------------------------------
      Net Operating Expenses                           4,426         3,947            479           12.1%
                                                  ------------------------------------------------------

      NET OPERATING INCOME                         $  22,890     $  23,580      $    (690)          (2.9%)
                                                  ======================================================

      PHYSICAL OCCUPANCY (EOP)                          94.2%         86.2%           8.0%

      ECONOMIC OCCUPANCY                                90.4%         91.0%          (0.6%)

      PERCENTAGE OF TOTAL NOI:                          36.4%

      COMPONENTS OF NOI CHANGES:
        Rental Increases/(Decreases)                                            $     (40)          (0.2%)
        Occupancy Increases/(Decreases)                                              (171)          (0.7%)
        Reduction/(Increase) in expenses,
         net of reimbursements                                                       (479)          (2.0%)
                                                                               -------------------------
          Total                                                                 $    (690)          (2.9%)
                                                                               =========================

                                                               TOTAL SAME STORE PORTFOLIO
                                                              Nine Months Ended September 30,
                                                  ------------------------------------------------------
      CASH BASIS                                     2002          2001          Change        % Change
                                                  ------------------------------------------------------
      CASH BASIS

      REVENUE
      Gross Potential Rent                         $  60,370     $  59,433      $     937            1.6%
      Vacancy Loss                                    (4,581)       (3,362)        (1,219)          36.3%
                                                  ------------------------------------------------------
      Rental Revenue                                  55,789        56,071           (282)          (0.5%)

      OPERATING EXPENSES
      Property Operating Expenses                      5,711         5,653             58            1.0%
      Real Estate Taxes                                7,171         6,835            336            4.9%
      Tenant Reimbursement                            (8,011)       (8,383)           372           (4.4%)
                                                  ------------------------------------------------------
      Net Operating Expenses                           4,871         4,105            766           18.7%
                                                  ------------------------------------------------------

      NET OPERATING INCOME                         $  50,918     $  51,966      $  (1,048)          (2.0%)
                                                  ======================================================

      PHYSICAL OCCUPANCY (EOP)                          94.5%         93.7%           0.8%

      ECONOMIC OCCUPANCY                                92.4%         94.3%          (1.9%)

      PERCENTAGE OF TOTAL NOI:                          80.9%

      COMPONENTS OF NOI CHANGES:
        Rental Increases/(Decreases)                                            $     937            1.8%
        Occupancy Increases/(Decreases)                                            (1,219)          (2.3%)
        Reduction/(Increase) in expenses,
         net of reimbursements                                                       (766)          (1.5%)
                                                                               -------------------------
          Total                                                                 $  (1,048)          (2.0%)
                                                                               =========================

KEYSTONE PROPERTY TRUST

LEASE EXPIRATIONS (DOLLARS IN THOUSANDS, AS OF SEPTEMBER 30, 2002)

                              INDUSTRIAL PROPERTIES                  OFFICE PROPERTIES                         TOTAL
                      ------------------------------------  ---------------------------------  ------------------------------------
                         Square      Annualized               Square    Annualized                Square     Annualized
                          Feet       Base Rent    % ABR        Feet     Base Rent    % ABR         Feet      Base Rent     % ABR
                      ------------ ------------- ---------  ---------- -----------  ---------  -----------  ------------ ----------
     2002               1,233,847   $    4,085       5.3%      65,535   $    1,034      5.1%     1,299,382   $    5,119      5.2%
     2003               2,392,374        8,265      10.7%     185,206        2,814     14.0%     2,577,580       11,079     11.3%
     2004               3,207,327       13,050      16.8%     260,445        2,943     14.6%     3,467,772       15,993     16.4%
     2005               1,774,866        7,335       9.5%     348,979        5,283     26.2%     2,123,845       12,618     12.9%
     2006               2,044,599        8,481      10.9%     176,686        2,691     13.4%     2,221,285       11,172     11.4%
     2007               2,784,390       11,051      14.3%      86,444        1,480      7.3%     2,870,834       12,531     12.8%
     2008               1,465,162        5,704       7.4%     130,380        1,925      9.6%     1,595,542        7,629      7.8%
     2009               1,616,155        6,691       8.6%       1,896           28      0.1%     1,618,051        6,719      6.9%
     2010                 239,718        1,070       1.4%      39,384          663      3.3%       279,102        1,733      1.8%
     2011               1,524,653        4,743       6.1%      31,491          611      3.0%     1,556,144        5,354      5.5%
     2012 and beyond    1,723,250        7,036       9.0%      48,975          669      3.4%     1,772,225        7,705      8.0%
                      -----------  -----------   -------   ----------  -----------  -------    -----------  -----------  -------
     Total             20,006,341   $   77,511     100.0%   1,375,421   $   20,141    100.0%    21,381,762   $   97,652    100.0%
                      ===========  ===========   =======   ==========  ===========  =======    ===========  ===========  =======


                                CORE PROPERTIES                     NON-CORE PROPERTIES                       TOTAL
                      ------------------------------------  ---------------------------------  ------------------------------------
                         Square      Annualized               Square    Annualized                Square     Annualized
                          Feet       Base Rent    % ABR        Feet     Base Rent    % ABR         Feet      Base Rent     % ABR
                      ------------ ------------- ---------  ---------- ----------- ----------  -----------  ------------ ---------
     2002                 368,224   $    1,427       2.4%     931,158   $    3,692      9.9%     1,299,382   $    5,119      5.2%
     2003               1,363,585        5,116       8.5%   1,213,995        5,963     16.0%     2,577,580       11,079     11.3%
     2004               2,229,602        9,600      15.9%   1,238,170        6,393     17.2%     3,467,772       15,993     16.4%
     2005               1,073,070        5,722       9.5%   1,050,775        6,896     18.5%     2,123,845       12,618     12.9%
     2006               2,031,824        8,409      13.9%     189,461        2,763      7.4%     2,221,285       11,172     11.4%
     2007               2,146,042        8,637      14.3%     724,792        3,894     10.5%     2,870,834       12,531     12.8%
     2008               1,350,027        5,113       8.5%     245,515        2,516      6.8%     1,595,542        7,629      7.8%
     2009               1,342,483        5,893       9.8%     275,568          826      2.2%     1,618,051        6,719      6.9%
     2010                 239,718        1,070       1.8%      39,384          663      1.8%       279,102        1,733      1.8%
     2011               1,043,303        3,494       5.8%     512,841        1,860      5.0%     1,556,144        5,354      5.5%
     2012 and beyond    1,340,189        5,947       9.6%     432,036        1,758      4.7%     1,772,225        7,705      8.0%
                      -----------  -----------   -------   ----------  -----------  -------    -----------  -----------  -------
     Total             14,528,067   $   60,428     100.0%   6,853,695   $   37,224    100.0%    21,381,762   $   97,652    100.0%
                      ===========  ===========   =======   ==========  ===========  =======    ===========  ===========  =======

KEYSTONE PROPERTY TRUST

TOP 25 TENANTS (DOLLARS IN THOUSANDS, AS OF SEPTEMBER 30, 2002)

                                                  Term Remaining     Number of        Rentable     Percentage of
                           Tenant Name              (in months)       Leases         Square Feet     Leased SF
      -----------------------------------------   --------------     ---------       -----------   -------------
      The Home Depot, Inc.(1)                                 16             1           812,739             3.6%
      Exel Logistics, Inc.                                  2-39             4           855,368             3.8%
      Herrod Distribution                                     53             1           610,949             2.7%
      APL Logistics, Inc. (Formerly GATX
       Logistics, Inc.)                                       40             1           585,510             2.6%
      Brightpoint, Inc.                                      207             1           495,740             2.2%
      Belkin Electronics, Inc.                               102             1           798,096             3.5%
      Franklin Storage Inc.                                  1-7             3           568,000             2.5%
      Cosmetic Essence, Inc.                                  75             1           483,507             2.1%
      Coca-Cola Bottlers of New Jersey(1)                     28             1           243,751             1.1%
      Poly-Foam International, Inc.                       74-139             6           669,871             2.9%
      Hartford Fire Insurance                                 64             1           107,794             0.5%
      Cumberland Distribution                                  7             1           489,213             2.1%
      AT & T Communications                                   39             1            94,012             0.4%
      Engine Controls Distribution                            77             1           407,100             1.8%
      BMG Music                                             2-10             2           445,591             2.0%
      Group Athletica (a division of Reebok)                  71             1           599,152             2.6%
      SETCO, Inc.                                          48-52             2           327,636             1.4%
      Staples                                                 20             1           351,000             1.5%
      Behr Process Corp.                                      75             1           320,482             1.4%
      Direct Fulfillment LP                                   87             1           265,000             1.2%
      SSC Services of Indiana, LLC(2)                        122             1           435,864             1.9%
      Royal Indemnity Co.                                  16-46             2            80,000             0.4%
      Parcel Direct(1)                                        55             1           241,110             1.1%
      Vestcom                                                140             1           210,530             0.9%
      BMW                                                     15             2           431,198             1.9%
                                                  --------------     ---------       -----------   -------------
      Total/Wtd Avg                                           56            39        10,929,213            48.1%
                                                  ==============     =========       ===========   =============

                                                    Annualized         Percentage of
                     Tenant Name                    Base Rent      Annualized Base Rent
      -----------------------------------------    -----------     --------------------
      The Home Depot, Inc.(1)                       $    3,576                      3.7%
      Exel Logistics, Inc.                               2,898                      3.0%
      Herrod Distribution                                2,609                      2.7%
      APL Logistics, Inc. (Formerly GATX
       Logistics, Inc.)                                  2,606                      2.7%
      Brightpoint, Inc.                                  2,519                      2.6%
      Belkin Electronics, Inc.                           2,291                      2.3%
      Franklin Storage Inc.                              2,277                      2.3%
      Cosmetic Essence, Inc.                             1,987                      2.0%
      Coca-Cola Bottlers of New Jersey(1)                1,950                      2.0%
      Poly-Foam International, Inc.                      1,861                      1.9%
      Hartford Fire Insurance                            1,678                      1.7%
      Cumberland Distribution                            1,660                      1.7%
      AT & T Communications                              1,575                      1.6%
      Engine Controls Distribution                       1,567                      1.6%
      BMG Music                                          1,551                      1.6%
      Group Athletica (a division of Reebok)             1,528                      1.6%
      SETCO, Inc.                                        1,452                      1.5%
      Staples                                            1,422                      1.5%
      Behr Process Corp.                                 1,394                      1.4%
      Direct Fulfillment LP                              1,365                      1.4%
      SSC Services of Indiana, LLC(2)                    1,360                      1.4%
      Royal Indemnity Co.                                1,328                      1.4%
      Parcel Direct(1)                                   1,326                      1.4%
      Vestcom                                            1,324                      1.4%
      BMW                                                1,215                      1.2%
                                                   -----------   ----------------------
      Total/Wtd Avg                                 $   46,319                     47.6%
                                                   ===========   ======================

     (1) Tenant occupies a property that is 20% owned as part of a Joint Venture with CalEast Industrial Investors LLC.
     (2) Tenant occupies a property that is 50% owned as part of a Joint Venture with Browning Investments, Inc.

KEYSTONE PROPERTY TRUST

ACQUISITIONS, DISPOSITIONS, AND DEVELOPMENT PLACED IN SERVICE IN 2002 (DOLLARS IN THOUSANDS, AS OF SEPTEMBER 30, 2002)

                                Property                            City                 State                    Market
       --------------------------------------------------- ------------------------   -----------      ----------------------------
       DEVELOPMENT

       21 Roadway Expansion                                Carlisle                   PA               Pennsylvania
       283 Prospect Plains Road (Cranbury West Phase II)   Cranbury                   NJ               Central & Northern NJ

       DEVELOPMENT PLACED IN SERVICE TOTAL

       ACQUISITIONS

       INDUSTRIAL
       LAND
       19 Colony Rd (Greenville Yards)                     Jersey City                NJ               Central & Northern NJ
       7351 Morris Court                                   Upper Macungie             PA               Allentown

       LAND ACQUISITIONS TOTAL

       BUILDINGS
       510 Commercial Avenue(3)                            Carlstadt                  NJ               Central & Northern NJ
       1275 Valley Brook Avenue(3)                         Lyndhurst                  NJ               Central & Northern NJ
       1250 Valley Brook Avenue(3)                         Lyndhurst                  NJ               Central & Northern NJ

       BUILDING ACQUISITIONS TOTAL

       ACQUISITIONS TOTAL


       DISPOSITIONS

       INDUSTRIAL
       351 West 10th Street                                Indianapolis               IN               Indianapolis
       852 Buncombe Road                                   Greer                      SC               South Carolina
       One & Two Tabas Lane                                Exton                      PA               Pennsylvania
       INDUSTRIAL TOTAL

       OFFICE
       17 Columbia Circle                                  Albany                     NY               Albany
       Two Meridian Drive                                  Wyomissing                 PA               Pennsylvania

       OFFICE TOTAL

       DISPOSITIONS TOTAL

                                                                    Closing Date of
                                                                     Acquisitions &                          Current Leased
                                Property                             Dispositions          SquareFeet               %
       ----------------------------------------------------- ---------------------------- -------------     ----------------
       DEVELOPMENT

       21 Roadway Expansion                                           N/A                       151,600                 100.0%
       283 Prospect Plains Road (Cranbury West Phase II)              N/A                       473,148                  78.2%(1)
                                                                                      -----------------

       DEVELOPMENT PLACED IN SERVICE TOTAL                                                      624,748

       ACQUISITIONS

       INDUSTRIAL
       LAND
       19 Colony Rd (Greenville Yards)                              9/25/2002                   524,469(2)
       7351 Morris Court                                             7/9/2002                    70,000(2)
                                                                                      -----------------
       LAND ACQUISITIONS TOTAL                                                                  594,469

       BUILDINGS
       510 Commercial Avenue(3)                                     9/19/2002                    79,765
       1275 Valley Brook Avenue(3)                                  8/16/2002                   142,580
       1250 Valley Brook Avenue(3)                                  9/30/2002                   130,752
                                                                                      -----------------
       BUILDING ACQUISITIONS TOTAL                                                              353,097
                                                                                      -----------------

       ACQUISITIONS TOTAL                                                                       947,566
                                                                                      =================

       DISPOSITIONS

       INDUSTRIAL
       351 West 10th Street                                          7/1/2002                    39,252
       852 Buncombe Road                                            9/20/2002                    60,000
       One & Two Tabas Lane                                          8/7/2002                   300,027
                                                                                      -----------------

       INDUSTRIAL TOTAL                                                                         399,279

       OFFICE
       17 Columbia Circle                                           7/18/2002                    66,000
       Two Meridian Drive                                           1/18/2002                    64,154
                                                                                      -----------------

       OFFICE TOTAL                                                                             130,154
                                                                                      -----------------

       DISPOSITIONS TOTAL                                                                       529,433
                                                                                      =================

                                                            Purchase / Sales
                                Property                          Price
       --------------------------------------------------   ------------------
       DEVELOPMENT

       21 Roadway Expansion                                        N/A
       283 Prospect Plains Road (Cranbury West Phase II)           N/A

       DEVELOPMENT PLACED IN SERVICE TOTAL

       ACQUISITIONS

       INDUSTRIAL
       LAND
       19 Colony Rd (Greenville Yards)                      $          6,570
       7351 Morris Court                                                 665
                                                            -----------------
       LAND ACQUISITIONS TOTAL                              $          7,235

       BUILDINGS
       510 Commercial Avenue(3)                             $          4,360
       1275 Valley Brook Avenue(3)                                     8,361
       1250 Valley Brook Avenue(3)                                     8,237
                                                            -----------------
       BUILDING ACQUISITIONS TOTAL                          $         20,958
                                                            -----------------

       ACQUISITIONS TOTAL                                   $         28,193
                                                            =================

       DISPOSITIONS

       INDUSTRIAL
       351 West 10th Street                                 $          3,900
       852 Buncombe Road                                               1,400
       One & Two Tabas Lane                                           11,400
                                                            -----------------

       INDUSTRIAL TOTAL                                     $         16,700

       OFFICE
       17 Columbia Circle                                   $          7,000
       Two Meridian Drive                                              5,900
                                                            -----------------

       OFFICE TOTAL                                         $         12,900
                                                            -----------------

       DISPOSITIONS TOTAL                                   $         29,600
                                                            =================

       (1)  Tenants are phasing into 100% occupancy.
       (2)  Represents buildable square feet.
       (3) These properties were acquired by a joint venture with CalEast Industrial Investors LLC, in which the Company retained a 20% ownership interest.

KEYSTONE PROPERTY TRUST

EQUITY METHOD INVESTMENTS - PRO RATA CONSOLIDATING BALANCE SHEET AT SEPTEMBER 30, 2002 (DOLLARS IN THOUSANDS)

                                                       KTR                Pro rata Keystone NJ        Pro rata Airtech
                                                    Historical             Associates, LLC(1)              Park(2)
                                             -----------------------    ------------------------     -------------------
    ASSETS
       Gross Real Estate Assets              $               587,183    $                 30,266     $             8,920
       Assets held for sale                                  195,231                           -                       -
       Accumulated Depreciation                              (58,509)                       (996)                    (26)
       Other Assets                                           57,297                         947                       -
                                             -----------------------    ------------------------     -------------------

       Total Assets                          $               781,202    $                 30,217     $             8,894
                                             =======================    ========================     ===================

    LIABILITIES & EQUITY
       Debt                                  $               433,202    $                 15,243     $             7,677
       Other Liabilities                                      16,328                         433                       5
                                             -----------------------    ------------------------     -------------------

       Total Liabilities                                     449,530                      15,676                   7,682
                                             =======================    ========================     ===================

       Equity, Including Minority Interest                   331,672                      14,541                   1,212
                                             -----------------------    ------------------------     -------------------

       Total Liabilities and Equity          $               781,202    $                 30,217     $             8,894
                                             =======================    ========================     ===================

                                                Pro rata Keystone Realty        Other Adjustments
                                                    Services, Inc.(3)                   (4)                 Proforma Total
                                             -----------------------------    ---------------------    -----------------------
    ASSETS
       Gross Real Estate Assets              $                          -     $                   -    $               626,369
       Assets held for sale                                             -                         -                    195,231
       Accumulated Depreciation                                         -                         -                    (59,531)
       Other Assets                                                 5,774                   (21,033)                    42,985
                                             ----------------------------     ---------------------    -----------------------

       Total Assets                          $                      5,774     $             (21,033)   $               805,054
                                             ============================     =====================    =======================

    LIABILITIES & EQUITY
       Debt                                  $                          -     $                   -    $               456,122
       Other Liabilities                                              494                         -                     17,260
                                             ----------------------------     ---------------------    -----------------------

       Total Liabilities                                              494                         -                    473,382
                                             ============================     =====================    =======================

       Equity, Including Minority Interest                          5,280                   (21,033)                   331,672
                                             ----------------------------     ---------------------    -----------------------

       Total Liabilities and Equity          $                      5,774     $             (21,033)   $               805,054
                                             ============================     =====================    =======================

    (1) In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC ("CalEast"). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle ("JLL")) and the California Public Employees Retirement System ("CalPERS"). The Company owns 20% of this joint venture.

    (2) In June 2001, the Company formed a joint venture with Browning Investments, Inc. ("Browning") known as 4 Points Associates, to develop and construct a 796,000 square foot distribution facility in Indiana. The Company owns 50% of this venture and the construction of this facility was completed in the first quarter of 2002. It is currently 55% occupied.

    (3) The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the "Management Company"), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

    (4) Consists of elimination adjustments for presentation purposes.

KEYSTONE PROPERTY TRUST

EQUITY METHOD INVESTMENTS - PRO RATA CONSOLIDATING STATEMENTS OF INCOME & FFO FOR THE QUARTER ENDED SEPTEMBER 30, 2002 (DOLLARS IN THOUSANDS)

                                                                                                   Pro rata Keystone
                                                                                                      NJ Associates,
                                                                           KTR Historical               LLC(1)
                                                                        ----------------------   --------------------
    REVENUE:
        Rents                                                           $              21,517    $               706
        Reimbursement Revenue and Other                                                 3,425                    149
                                                                        ---------------------    -------------------
    Total revenue                                                       $              24,942    $               855
                                                                        =====================    ===================

    OPERATING EXPENSES:
    Property Operating Expenses                                         $               1,876    $                53
    Real Estate Taxes                                                                   2,554                    119
                                                                        ---------------------    -------------------
    Property NOI                                                                       20,512                    683
                                                                        ---------------------    -------------------
    General and Administrative                                                          2,028                      2

    Employee Termination Costs                                                            930
                                                                        ---------------------    -------------------
    EBITDA                                                                             17,554                    681

    Depreciation and Amortization                                                       5,021                    180
    Interest Expense                                                                    6,369                    275
                                                                        ---------------------    -------------------
    Income before other items                                                           6,164                    226

    Equity in Income from Equity Method Investments                                       266                      -
    Income from Discontinued Operations                                                    86                      -
    Gain on disposition of discontinued operations                                        871                      -
    Minority Interest on discontinued operations                                         (235)                     -
    Provision for asset impairment                                                    (30,200)                     -
    Preferred Dividends, Preferred Distributions, and Minority Interest                 3,870                      -
                                                                        ---------------------    -------------------
    Net Income (Loss) Allocated to Common Shareholders                  $             (19,178)   $               226
                                                                        =====================    ===================

    FFO
    Income from Continuing Operations before Minority Interest of
    Unitholders in Operating Partnership, Extaordinary Item,and Income   $             (23,770)   $               226
    Allocated to Preferred Shareholders
    Losses/(Gains) on Sales of Assets                                                       -                      -
    Provisions for Asset Impairment and Employee Termination Costs                     31,130                      -
    Income from Discontinued Operations                                                    86                      -
    Depreciation and Amortization- Real Estate Assets                                   5,277                    180
                                                                        ---------------------    -------------------
    Funds from Operations                                               $              12,723    $               406
                                                                        =====================    ===================


                                                                          Proarata Airtech       (Pro rata Keystone Realty
                                                                                Park(2)             Services, Inc.(3)
                                                                        --------------------    ---------------------------
    REVENUE:
        Rents                                                           $               176      $                       -
        Reimbursement Revenue and Other                                                   5                            680
                                                                        -------------------      -------------------------
    Total revenue                                                       $               181      $                     680
                                                                        ===================      =========================

    OPERATING EXPENSES:
    Property Operating Expenses                                         $                10      $                       -
    Real Estate Taxes                                                                     -                              -
                                                                        -------------------      -------------------------
    Property NOI                                                                        171                            680
                                                                        -------------------      -------------------------
    General and Administrative                                                            -                            666

    Employee Termination Costs
                                                                        -------------------      -------------------------
    EBITDA                                                                              171                             14

    Depreciation and Amortization                                                        26                             89
    Interest Expense                                                                     25                              5
                                                                        -------------------      -------------------------
    Income before other items                                                           120                            (80)

    Equity in Income from Equity Method Investments                                       -                              -
    Income from Discontinued Operations                                                   -                              -
    Gain on disposition of discontinued operations                                        -                              -
    Minority Interest on discontinued operations                                          -                              -
    Provision for asset impairment                                                        -                              -
    Preferred Dividends, Preferred Distributions, and Minority Interest                   -                              -
                                                                        -------------------      -------------------------
    Net Income (Loss) Allocated to Common Shareholders                  $               120      $                     (80)
                                                                        ===================      =========================

    FFO
    Income from Continuing Operations before Minority Interest of
    Unitholders in Operating Partnership, Extraordinary Item,and Income $               120      $                     (80)
    Allocated to Preferred Shareholders
    Losses/(Gains) on Sales of Assets                                                     -                              -
    Provisions for Asset Impairment and Employee Termination Costs                        -                              -
    Income from Discontinued Operations                                                   -                              -
    Depreciation and Amortization- Real Estate Assets                                    26                              -

                                                                        -------------------      -------------------------
    Funds from Operations                                               $               146      $                     (80)
                                                                        ===================      =========================


                                                                               Other                Proforma
                                                                           Adjustments(4)             Total
                                                                         ------------------   ---------------------
    REVENUE:
      Rents                                                              $               -                  22,399
      Reimbursement Revenue and Other                                                    -                   4,259
                                                                         -----------------    --------------------
    Total revenue                                                        $               -    $             26,658
                                                                         =================    ====================
    OPERATING EXPENSES:
    Property Operating Expenses                                          $               -    $              1,939
    Real Estate Taxes                                                                    -                   2,673
                                                                         -----------------    --------------------
    Property NOI                                                                         -                  22,046
                                                                         -----------------    --------------------
    General and Administrative                                                           -                   2,696

    Employee Termination Costs                                                                                 930
                                                                         -----------------    --------------------
    EBITDA                                                                               -                  18,420

    Depreciation and Amortization                                                        -                   5,316
    Interest Expense                                                                     -                   6,674
                                                                         -----------------    --------------------
    Income before other items                                                            -                   6,430

    Equity in Income from Equity Method Investments                                   (266)                      -
    Income from Discontinued Operations                                                  -                      86
    Gain on disposition of discontinued operations                                       -                     871
    Minority Interest on discontinued operations                                         -                    (235)
    Provision for asset impairment                                                       -                 (30,200)
    Preferred Dividends, Preferred Distributions, and Minority Interest                  -                   3,870
                                                                         -----------------    --------------------
    Net Income (Loss) Allocated to Common Shareholders                   $            (266)   $            (19,178)
                                                                         =================    ====================

    FFO
    Income from Continuing Operations before Minority Interest of
    Unitholders in Operating Partnership, Extraordinary Item, and Income $            (266)   $            (23,770)
    Allocated to Preferred Shareholders

    Losses/(Gains) on Sales of Assets                                                    -                       -
    Provisions for Asset Impairment and Employee Termination Costs                       -                  31,130
    Income from Discontinued Operations                                                  -                      86
    Depreciation and Amortization- Real Estate Assets                                 (206)                  5,277

                                                                         -----------------    --------------------
    Funds from Operations                                                $            (472)   $             12,723
                                                                         =================    ====================

    (1) In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC ("CalEast"). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle ("JLL")) and the California Public Employees Retirement System ("CalPERS"). The Company owns 20% of this joint venture.

    (2) In June 2001, the Company formed a joint venture with Browning Investments, Inc. ("Browning") known as 4 Points Associates, to develop and construct a 796,000 square foot distribution facility in Indiana. The Company owns 50% of this venture and the construction of this facility was completed in the first quarter of 2002. It is currently 55% occupied.

    (3) The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the "Management Company"), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

    (4) Consists of elimination adjustments for presentation purposes.

KEYSTONE PROPERTY TRUST

SUMMARY OF LAND UNDER DEVELOPMENT AND CONTROL
AS OF SEPTEMBER 30, 2002 (DOLLARS IN MILLIONS)

                                                           % Ownership
                     Project                           Interest / Partner          Market/Submarket              Acres
   -------------------------------------------------   ------------------   ------------------------------   -------------
   PROJECTS UNDER CONSTRUCTION

   19 Colony Road (Greenville Yards)                          100%          New Jersey / North                          26
                                                                                                             -------------
     SUBTOTAL - PROJECTS UNDER CONSTRUCTION                                                                             26

   COMPLETED PROJECTS IN LEASE UP STAGE

   257 Prospect Plains Rd (Cranbury East Phase I)             100%          New Jersey / Exit 8A                        37
   700 Airtech Park (4 Points Associates, LLC)           50% / Browning     Indiana / Indianapolis Airport              43
                                                                                                             -------------
     SUBTOTAL - PROJECTS IN LEASE UP STAGE                                                                              80
                                                                                                             =============

   DEVELOPMENT PIPELINE (NEXT 36 MONTHS)

   Keystone Cranbury East Phase II                            100%          New Jersey / Exit 8A                        37
   Central PA/Otto(1)                                         100%          Pennsylvania / Harrisburg                  115
   Airtech Park(1)                                       50% / Browning     Indiana / Indianapolis Airport              90
   7553 Morris Court (Westpark Land)                          100%          Pennsylvania / Allentown                    15
   Goldstar Site                                              100%          New Jersey / Exit 8A                        50
   Station Road/Sharma(1)                                     100%          New Jersey / Exit 8A                        50
   66 Station Road                                        20% / CalEast     New Jersey / Exit 8A                        62
                                                                                                             -------------
     SUBTOTAL - PIPELINE                                                                                               419
                                                                                                             =============

   ADDITIONAL DEVELOPMENT POTENTIAL

   Stults Road                                                100%          New Jersey / Exit 8A                         6
   Central PA/Otto(1)                                         100%          Pennsylvania / Harrisburg                  100
   Arnold Road and Other Expansions                           100%          Pennsylvania / Reading, other               20
   Airtech Park/6 Points(1)                              50% / Browning     Indiana / Indianapolis Airport             235
   7351 Morris Court(1)                                       100%          Pennsylvania / Allentown                     8
                                                                                                             -------------
     SUBTOTAL - ADDITIONAL DEVELOPMENT POTENTIAL                                                                       369
                                                                                                             =============

   TOTAL DEVELOPMENT POTENTIAL - PIPELINE ADDITIONAL                                                                   788
                                                                                                             =============

   GRAND TOTAL                                                                                                         894
                                                                                                             =============

                                                       Estimated Buildable    Estimated Project   Cost Incurred To
                     Project                                  SF                    Cost               Date
   -------------------------------------------------  ---------------------  -------------------  ----------------
   PROJECTS UNDER CONSTRUCTION

   19 Colony Road (Greenville Yards)                                525,000   $               33   $             7
                                                      ---------------------  -------------------  ----------------
     SUBTOTAL - PROJECTS UNDER CONSTRUCTION                         525,000   $               33   $             7

   COMPLETED PROJECTS IN LEASE UP STAGE

   257 Prospect Plains Rd (Cranbury East Phase I)                   510,000   $               27   $            24
   700 Airtech Park (4 Points Associates, LLC)                      796,000                   22                18
                                                      ---------------------  -------------------  ----------------
     SUBTOTAL - PROJECTS IN LEASE UP STAGE                        1,306,000   $               49   $            42
                                                      =====================  ===================  ================

   DEVELOPMENT PIPELINE (NEXT 36 MONTHS)

   Keystone Cranbury East Phase II                                  500,000   $               24   $             7
   Central PA/Otto(1)                                             1,200,000                   36                 -
   Airtech Park(1)                                                1,482,000                   37                 -
   7553 Morris Court (Westpark Land)                                266,000                    9                 2
   Goldstar Site                                                    788,000                   38                 7
   Station Road/Sharma(1)                                           655,000                   29                 -
   66 Station Road                                                  667,000                   31                 5
                                                      ---------------------  -------------------  ----------------
     SUBTOTAL - PIPELINE                                          5,558,000   $              204   $            21
                                                      =====================  ===================  ================

   ADDITIONAL DEVELOPMENT POTENTIAL

   Stults Road                                                      130,000
   Central PA/Otto(1)                                             1,200,000
   Arnold Road and Other Expansions                                 221,000
   Airtech Park/6 Points(1)                                       3,518,000
   7351 Morris Court(1)                                             120,000
                                                      ---------------------

     SUBTOTAL - ADDITIONAL DEVELOPMENT POTENTIAL                  5,189,000
                                                      =====================

   TOTAL DEVELOPMENT POTENTIAL - PIPELINE ADDITIONAL             10,747,000
                                                      =====================

   GRAND TOTAL                                                   12,578,000
                                                      =====================

                                                                             Estimated
                                                                            Construction       Estimated
                                                                             Start Date      Stabilization
                     Project                                 % Leased        (Qtr/Year)      Date (Qtr/Year)
   -------------------------------------------------    ------------------  -------------    --------------
   PROJECTS UNDER CONSTRUCTION

   19 Colony Road (Greenville Yards)                                                 3/02        1/04

     SUBTOTAL - PROJECTS UNDER CONSTRUCTION

   COMPLETED PROJECTS IN LEASE UP STAGE

   257 Prospect Plains Rd (Cranbury East Phase I)                       -            3/00        2/03
   700 Airtech Park (4 Points Associates, LLC)                         55%           2/01        2/03

     SUBTOTAL - PROJECTS IN LEASE UP STAGE

   DEVELOPMENT PIPELINE (NEXT 36 MONTHS)

   Keystone Cranbury East Phase II                                                   2/03
   Central PA/Otto(1)                                                                4/03
   Airtech Park(1)                                                                   2/03
   7553 Morris Court (Westpark Land)                                                 3/03
   Goldstar Site                                                                     3/03
   Station Road/Sharma(1)                                                            1/04
   66 Station Road                                                                   3/04

     SUBTOTAL - PIPELINE

   ADDITIONAL DEVELOPMENT POTENTIAL

   Stults Road
   Central PA/Otto(1)
   Arnold Road and Other Expansions
   Airtech Park/6 Points(1)
   7351 Morris Court(1)

     SUBTOTAL - ADDITIONAL DEVELOPMENT POTENTIAL

   TOTAL DEVELOPMENT POTENTIAL - PIPELINE ADDITIONAL

   GRAND TOTAL

(1)  Under contract or option.

KEYSTONE PROPERTY TRUST

DEBT DETAIL (DOLLARS IN THOUSANDS, AS OF SEPTEMBER 30, 2002)

                              Fixed Rate Mortgages            Variable Rate Debt
                          ----------------------------    ---------------------------
          Year of            Monthly         Due on        Construction    Credit       Total Scheduled     Wtd Avg Interest Rate
         Maturity         Amortization      Maturity          Loans       Facilities       Payments       For Fixed Rate Maturities
    --------------------  ------------    ------------    ------------   ------------   ----------------  -------------------------
     2002                        1,091          8,798           12,308              -             22,197                       9.5%
     2003                        4,568              -                -          6,466             11,034                       0.0%
     2004                        4,854         37,422                -        103,100            145,376                       7.3%
     2005                        4,916         19,571                -              -             24,487                       8.0%
     2006                        4,888         19,318                -              -             24,206                       7.7%
     2007                        3,331         86,742                -              -             90,073                       7.9%
     2008                        3,368         90,545                -              -             93,913                       7.5%
     2009                        1,901              -                -              -              1,901                       0.0%
     2010                          715         16,129                -              -             16,844                       8.3%
     2011 and thereafter         1,710              -                -              -              1,710                       0.0%
                          ------------    ------------   -------------   ------------   ----------------  -------------------------
     Total                $     31,342    $   278,525    $      12,308   $    109,566   $        431,741                       7.7%
                          ============    ============   =============   ============   ================  ==========================

                                                        Debt Premium, Net of
                                                         Amortization                             1,461
                                                                                       ----------------
                                                        TOTAL DEBT OUTSTANDING         $        433,202
                                                                                       ================

KEYSTONE PROPERTY TRUST

PORTFOLIO ANALYSIS

                                                                 September 30, 2002    June 30, 2002     March 31, 2002
                                                                 ------------------   ---------------    ---------------
      Portfolio Characteristics

      Number of Properties-In Service                                           124               125                124
      Number of Properties-Completed Projects in Lease-Up Stage                   1                 2                  3
                                                                  -----------------   ---------------    ---------------
      Total Number of Properties                                                125               127                127
                                                                  =================   ===============    ===============

      Rentable Square Feet-In Service                                    22,758,088        22,142,658         21,809,658
      Rentable Square Feet-Completed Projects in Lease-Up Stage             870,136         1,596,000          1,929,000
                                                                  -----------------   ---------------    ---------------
      Total Rentable Square Feet                                         23,628,224        23,738,658         23,738,658
                                                                  =================   ===============    ===============

      Occupied (Square Feet)                                             21,381,762        20,849,923         20,414,376
      Vacant (Square Feet)                                                1,376,326         1,292,735          1,395,282
      Number of Leases                                                          254               249                246
      Average Tenant Size per Occupied Square Foot-Industrial               138,933           140,568            139,406
      Average Tenant Size per Occupied Square Foot-Office                    12,504            13,077             13,229
      Occupancy Rates -Based on In Service RSF                                 94.0%             94.2%              93.6%

      NUMBER OF IN SERVICE PROPERTIES BY MARKET:

        New Jersey                                                               21                18                 17
        Pennsylvania                                                             28                30                 30
        Indiana                                                                   6                 6                  6
                                                                  -----------------   ---------------    ---------------
        INDUSTRIAL CORE MARKET SUBTOTAL                                          55                54                 53
                                                                  =================   ===============    ===============

        Ohio                                                                     11                11                 11
        New York                                                                 11                11                 11
        South Carolina                                                           26                27                 27
                                                                  -----------------   ---------------    ---------------
        INDUSTRIAL NON-CORE MARKET SUBTOTAL                                      48                49                 49
                                                                  =================   ===============    ===============

        New Jersey                                                                1                 1                  1
        Pennsylvania                                                              1                 1                  1
        New York                                                                 19                20                 20
                                                                  -----------------   ---------------    ---------------
        OFFICE NON-CORE MARKET SUBTOTAL                                          21                22                 22
                                                                  =================   ===============    ===============

     Total In Service Properties                                                124               125                124
                                                                  =================   ===============    ===============

                                                                  December 31, 2001  September 30, 2001
                                                                  -----------------  ------------------
      Portfolio Characteristics

      Number of Properties-In Service                                           125                 127
      Number of Properties-Completed Projects in Lease-Up Stage                   3                   4
                                                                  -----------------  ------------------
      Total Number of Properties                                                128                 131
                                                                  =================  ==================

      Rentable Square Feet-In Service                                    21,802,930          21,477,343
      Rentable Square Feet-Completed Projects in Lease-Up Stage           1,999,000           2,429,000
                                                                  -----------------  ------------------
      Total Rentable Square Feet                                         23,801,930          23,906,343
                                                                  =================  ==================

      Occupied (Square Feet)                                             20,470,772          20,189,131
      Vacant (Square Feet)                                                1,332,158           1,288,212
      Number of Leases                                                          262                 286
      Average Tenant Size per Occupied Square Foot-Industrial               136,292             146,241
      Average Tenant Size per Occupied Square Foot-Office                    12,408              12,687
      Occupancy Rates-Based on In Service RSF                                  93.9%               94.0%

     NUMBER OF IN SERVICE PROPERTIES BY MARKET:

        New Jersey                                                               17                  20
        Pennsylvania                                                             30                  19
        Indiana                                                                   6                   6
                                                                  -----------------  ------------------
        INDUSTRIAL CORE MARKET SUBTOTAL                                          53                  45
                                                                  =================  ==================

        Ohio                                                                     11                  11
        New York                                                                 11                  11
        South Carolina                                                           27                  28
                                                                  -----------------  ------------------
        INDUSTRIAL NON-CORE MARKET SUBTOTAL                                      49                  50
                                                                  =================  ==================

        New Jersey                                                                1                  10
        Pennsylvania                                                              2                   2
        New York                                                                 20                  20
                                                                  -----------------  ------------------
        OFFICE NON-CORE MARKET SUBTOTAL                                          23                  32
                                                                  =================  ==================

     Total In Service Properties                                                125                127
                                                                  =================  ==================

KEYSTONE PROPERTY TRUST

PHYSICAL OCCUPANCY ANALYSIS

                                          September 30, 2002    June 30, 2002   March 31, 2002    December 31, 2001
                                          ------------------    -------------   --------------    -----------------
      Physical Occupancy by Sub-Market:

      INDUSTRIAL

      Allentown, PA                                     94.0%            91.5%            92.9%                92.6%
      Central and Northern NJ                           95.1%            98.5%            99.2%                99.3%
      Chester County, PA(1)                                -            100.0%           100.0%               100.0%
      Harrisburg/Chambersburg, PA                       93.0%            92.8%            93.1%                94.6%
      Reading, PA                                       69.7%            69.7%             5.6%               100.0%
      Scranton/Wilkes-Barre, PA                        100.0%           100.0%           100.0%               100.0%
      Indianapolis, IN                                  93.7%            92.6%            98.8%               100.0%
                                          ------------------    -------------   --------------    -----------------
      Total Core Portfolio                              93.8%            94.8%            94.7%                97.5%
                                          ==================    =============   ==============    =================

      Central Ohio                                      98.3%            98.3%           100.0%               100.0%
      Albany, NY                                       100.0%           100.0%           100.0%               100.0%
      Rochester, NY                                     88.6%            92.1%            92.1%                92.1%
      Syracuse, NY                                      86.5%            72.8%            72.8%                16.0%
      Greenville/Spartanburg, SC                        94.4%            93.0%            88.4%                88.7%
                                          ------------------    -------------   --------------    -----------------
      Total Non-Core Industrial Portfolio               94.9%            92.9%            91.2%                84.9%
                                          ==================    =============   ==============    =================

      Total Industrial Portfolio                        94.1%            94.3%            93.6%                93.9%
                                          ==================    =============   ==============    =================

      OFFICE

      Central and Northern NJ                          100.0%           100.0%           100.0%               100.0%
      Albany, NY                                        92.1%            93.2%            95.7%                96.3%
      Rochester, NY                                    100.0%           100.0%           100.0%               100.0%
      Syracuse, NY                                      91.2%            91.0%            90.2%                91.8%
      Harrisburg/Chambersburg, PA                       78.6%           100.0%           100.0%               100.0%

      Reading, PA(2)                                       -                -                -                 83.5%
                                          ------------------    -------------   --------------    -----------------

      Total Office Portfolio                            91.8%            92.8%            93.0%                93.7%
                                          ==================    =============   ==============    =================

                                           September 30, 2001
                                           ------------------
      Physical Occupancy by Sub-Market:

      INDUSTRIAL

      Allentown, PA                                         -
      Central and Northern NJ                            99.2%
      Chester County, PA(1)                             100.0%
      Harrisburg/Chambersburg, PA                        95.5%
      Reading, PA                                       100.0%
      Scranton/Wilkes-Barre, PA                         100.0%
      Indianapolis, IN                                  100.0%
                                           ------------------
      Total Core Portfolio                               98.4%
                                           ==================

      Central Ohio                                       94.5%
      Albany, NY                                        100.0%
      Rochester, NY                                      98.0%
      Syracuse, NY                                       16.0%
      Greenville/Spartanburg, SC                         88.3%
                                           ------------------
      Total Non-Core Industrial Portfolio                83.3%
                                           ==================

      Total Industrial Portfolio                         93.8%
                                           ==================

      OFFICE

      Central and Northern NJ                            97.7%
      Albany, NY                                         95.9%
      Rochester, NY                                     100.0%
      Syracuse, NY                                       96.2%
      Harrisburg/Chambersburg, PA                        92.8%

      Reading, PA(2)                                     81.6%
                                           ------------------

      Total Office Portfolio                             96.1%
                                           ==================

 (1) These properties were sold in August 2002.
 (2) This Property was sold in January 2002.

KEYSTONE PROPERTY TRUST

PREFERRED EQUITY ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           September 30,    June 30,      March 31,      December 31,
                                                               2002           2002          2002            2001
                                                         --------------  ------------  -------------  ---------------
     CONVERTIBLE PREFERRED STOCK
        Series A(3)
          Shares Outstanding                                         -        800,000        800,000          800,000
          Aggregate Liquidation Value                     $          -   $     20,000   $     20,000   $       20,000
          Liquidation Value Per Share                     $          -   $      25.00   $      25.00   $        25.00
          Common Share Conversion Price                   $          -   $      16.50   $      16.50   $        16.50
          Yield                                                      -           9.00%          9.00%            9.00%

        Series B(1)
          Shares Outstanding                                         -              -              -                -
          Aggregate Liquidation Value                     $          -   $          -   $          -   $            -
          Liquidation Value Per Share                     $          -   $          -   $          -   $            -
          Common Share Conversion Price                   $          -   $          -   $          -   $            -
          Yield                                                      -              -              -                -

        Series C(3)
          Shares Outstanding                                   600,000        800,000        800,000          800,000
          Aggregate Liquidation Value                     $     15,000   $     20,000   $     20,000   $       20,000
          Liquidation Value Per Share                     $      25.00   $      25.00   $      25.00   $        25.00
          Common Share Conversion Price                   $      15.75   $      15.75   $      15.75   $        15.75
          Yield                                                   9.75%          9.75%          9.75%            9.75%

     CONVERTIBLE PREFERRED OPERATING PARTNERSHIP UNITS
        Series B(3)
          Units Outstanding                                          -        300,000        300,000          300,000
          Aggregate Liquidation Value                     $          -   $      7,500   $      7,500   $        7,500
          Liquidation Value Per Share                     $          -   $      25.00   $      25.00   $        25.00
          Common Share Conversion Price                   $          -   $      16.50   $      16.50   $        16.50
          Yield                                                      -           9.50%          9.50%            9.50%

        Series C(2)
          Units Outstanding                                  1,664,965      1,664,965      1,664,965        1,664,965
          Aggregate Liquidation Value                     $     41,624   $     41,624   $     41,624   $       41,624
          Liquidation Value Per Share                     $      25.00   $      25.00   $      25.00   $        25.00
          Common Share Conversion Price                   $      16.00   $      16.00   $      16.00   $        16.00
          Yield                                                   9.75%          9.75%          9.75%            9.75%

        Series D
          Units Outstanding                                    450,700        450,700        450,700          450,700
          Aggregate Liquidation Value                     $     11,268   $     11,268   $     11,268   $       11,268
          Liquidation Value Per Share                     $      25.00   $      25.00   $      25.00   $        25.00
          Common Share Conversion Price                   $      16.50   $      16.50   $      16.50   $        16.50
          Yield                                                   9.00%          9.00%          9.00%            9.00%

        Total Liquidation/Book Value of Preferred Stock   $     67,892   $    100,392   $    100,392   $      100,392
                                                          ============   ============   ============   ==============

                                                            September 30,
                                                                2001
                                                           --------------
     CONVERTIBLE PREFERRED STOCK
        Series A(3)
          Shares Outstanding                                       800,000
          Aggregate Liquidation Value                       $       20,000
          Liquidation Value Per Share                       $        25.00
          Common Share Conversion Price                     $        16.50
          Yield                                                       9.00%

        Series B(1)
          Shares Outstanding                                             -
          Aggregate Liquidation Value                       $            -
          Liquidation Value Per Share                       $            -
          Common Share Conversion Price                     $            -
          Yield                                                          -

        Series C(3)
          Shares Outstanding                                       800,000
          Aggregate Liquidation Value                       $       20,000
          Liquidation Value Per Share                       $        25.00
          Common Share Conversion Price                     $        15.75
          Yield                                                       9.75%

     CONVERTIBLE PREFERRED OPERATING PARTNERSHIP UNITS
        Series B(3)
          Units Outstanding                                        300,000
          Aggregate Liquidation Value                       $        7,500
          Liquidation Value Per Share                       $        25.00
          Common Share Conversion Price                     $        16.50
          Yield                                                       9.50%

        Series C(2)
          Units Outstanding                                      1,664,965
          Aggregate Liquidation Value                       $       41,624
          Liquidation Value Per Share                       $        25.00
          Common Share Conversion Price                     $        16.00
          Yield                                                       9.75%

        Series D
          Units Outstanding                                        450,700
          Aggregate Liquidation Value                       $       11,268
          Liquidation Value Per Share                       $        25.00
          Common Share Conversion Price                     $        16.50
          Yield                                                       9.00%

        Total Liquidation/Book Value of Preferred Stock     $      100,392
                                                            ==============

(1) These Convertible Preferred Shares were re-purchased by the company on August 27, 2001
(2) 796,129 Convertible Preferred OP Units were re-purchased by the company on August 27, 2001
(3) 800,000 Series A Convertible Preferred Stock and 200,000 Series B Convertible Preferred OP Units were re-purchased by the company on September 8, 2002. 200,000 Series C Convertible Preferred Shares were re-purchased by the company on September 19, 2002.

KEYSTONE PROPERTY TRUST

EQUITY ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         September 30,       June 30,       March 31,       December 31,
                                                             2002              2002           2002              2001
                                                       ---------------   -------------   -------------   --------------
     Total Outstanding in Common Share Equivalents:
        Common Shares                                       21,167,471       18,781,318     18,439,926       18,397,625
        Operating Partnership Units                          5,811,361        6,202,094      6,331,705        6,356,885
        Preferred Stock                                        952,381        2,481,962      2,481,962        2,481,962
        Preferred Operating Partnership Units                3,284,387        3,738,932      3,738,932        3,738,932
                                                        --------------   --------------   ------------   --------------
          Total                                             31,215,600       31,204,306     30,992,525       30,975,404

     Weighted Average Outstanding:
        Common Shares                                       19,489,288       18,618,724     18,417,002       18,396,587
        Operating Partnership Units                          5,968,503        6,317,462      6,351,776        6,356,885
        Preferred Shares (at Common Share Equivalents)       2,099,567        2,481,962      2,481,962        2,481,962
        Preferred Operating Partnership Units
          (at Common Share Equivalents)                      3,679,644        3,738,932      3,738,932        3,738,932
        Common Stock Options                                   172,397          127,115         49,037            3,262
                                                        --------------   --------------   ------------   --------------
          Total                                             31,409,399       31,284,195     31,038,709       30,977,628

     Common Share Price Range:
        Quarterly High                                  $        16.75   $        15.94   $      14.28   $        13.25
        Quarterly Low                                            13.45            13.91          13.05            11.78
        Quarterly Average                                        15.67            15.01          13.59            12.59
        End of Quarter                                           16.64            15.87          14.10            13.09

     Common Stock Options Outstanding                        1,312,454        1,312,454      1,329,187        1,329,187
     Weighted Average Option Exercise Price             $        13.83   $        13.83   $      13.78   $        13.78

     Capitalization:
        Liquidation/Book Value of Preferred
          Stock & Units                                 $       67,892   $      100,392   $    100,392   $      100,392
        Market Value of Common Equity                          448,928          396,487        349,280          324,037
                                                        --------------   --------------   ------------   --------------
        Market Capitalization                                  516,820          496,879        449,672          424,429
        Total Debt                                             433,202          441,107        438,267          435,136
                                                        --------------   --------------   ------------   --------------
          Total Market Capitalization                   $      950,022   $      937,986   $    887,939   $      859,565
                                                        ==============   ==============   ============   ==============
         (Market Capitalization + Total Debt)

                                                           September 30,
                                                               2001
                                                          --------------
     Total Outstanding in Common Share Equivalents:
        Common Shares                                         18,396,540
        Operating Partnership Units                            6,356,885
        Preferred Stock                                        2,481,962
        Preferred Operating Partnership Units                  3,738,932
                                                          --------------
          Total                                               30,974,319

     Weighted Average Outstanding:
        Common Shares                                         16,570,452
        Operating Partnership Units                            6,634,059
        Preferred Shares (at Common Share Equivalents)         3,260,166
        Preferred Operating Partnership Units
          (at Common Share Equivalents)                        4,509,641
        Common Stock Options                                      22,932
                                                          --------------
          Total                                               30,997,250

     Common Share Price Range:
        Quarterly High                                    $        14.24
        Quarterly Low                                              11.01
        Quarterly Average                                          13.17
        End of Quarter                                             12.70

     Common Stock Options Outstanding                          1,342,187
     Weighted Average Option Exercise Price               $        13.77

     Capitalization:
        Liquidation/Book Value of Preferred
          Stock & Units                                   $      100,392
        Market Value of Common Equity                            314,368
                                                          --------------
        Market Capitalization                                    414,760
        Total Debt                                               441,405
                                                          --------------
          Total Market Capitalization                     $      856,165
                                                          ==============
         (Market Capitalization + Total Debt)

KEYSTONE PROPERTY TRUST

DEBT ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                               September 30, 2002           June 30, 2002        March 31, 2002
                                                             ----------------------       -----------------    ------------------
     Debt Outstanding
        Mortgage Loans                                        $            309,867         $       315,778      $        316,942
        Construction Loans                                                  12,308                  12,181                12,055
        Revolving Credit Facilities                                        109,566                 111,566               107,566
        Debt Premium, Net of Amortization                                    1,461                   1,582                 1,704
                                                              --------------------         ---------------      ----------------
        Total Debt Outstanding                                $            433,202         $       441,107      $        438,267
                                                              ====================         ===============      ================


     Interest Rate Structure
        Fixed                                                 $            309,867         $       315,778      $        316,942
        Variable                                                           121,874                 123,747               119,621
                                                              --------------------         ---------------      ----------------
        Total                                                 $            431,741         $       439,525      $        436,563
                                                              ====================         ===============      ================

     Weighted Average Term to Maturity (In years)                              3.9                     4.2                   4.4

        % of Fixed Rate Loans                                                 71.8%                   71.8%                 72.6%
        % of Variable Rate Loans                                              28.2%                   28.2%                 27.4%

        % of Secured Debt                                                     76.1%                   76.1%                 76.8%
        % of Unsecured Debt                                                   23.9%                   23.9%                 23.2%

     Average Interest Rates
        Mortgage Loans                                                         7.7%                    7.7%                  7.7%
        Construction Loans                                                     4.1%                    4.1%                  4.1%
        Revolving Credit Facilities                                            3.4%                    3.5%                  3.5%
                                                              --------------------         ---------------      ----------------
        Total Weighted Average                                                 6.5%                    6.6%                  6.6%
                                                              ====================         ===============      ================

     Debt Ratios
        Debt to Total Market Capitalization                                   45.6%                   47.0%                 49.4%
        Debt to Undepreciated Assets                                          51.6%                   50.3%                 50.1%

     Coverage Ratios
     Interest Coverage-Property NOI                                            3.0x                    3.0x                  3.1x
      (NOI / Interest)

     Interest Coverage-EBITDA                                                  2.7x                    2.8x                  2.8x
      (EBITDA / Interest)

     Interest Coverage-EBITDA-YTD                                              2.8x                    2.8x                  2.8x
      (EBITDA / Interest - Year-to-date)

     Debt Service Coverage -Property NOI                                       2.6x                    2.6x                  2.7x
      (NOI / (Interest + Principal Amortization))

     Debt Service Coverage - EBITDA                                            2.4x                    2.4x                  2.5x
      (EBITDA / (Interest + Principal Amortization))

     Fixed Charge Coverage -Property NOI                                       2.3x                    2.3x                  2.3x
      (NOI / (Interest + Preferred Distributions))

     Fixed Charge Coverage - EBITDA                                            2.1x                    2.1x                  2.1x
      (EBITDA / (Interest + Preferred Distributions))

                                                                      December 31, 2001           September 30, 2001
                                                                    ---------------------       ---------------------
     Debt Outstanding
        Mortgage Loans                                              $            321,749         $           354,668
        Construction Loans                                                        11,932                      11,793
        Revolving Credit Facilities                                               99,466                      72,746
        Debt Premium, Net of Amortization                                          1,989                       2,198
                                                                    ---------------------        -------------------
        Total Debt Outstanding                                      $            435,136         $           441,405
                                                                    =====================        ===================


     Interest Rate Structure
        Fixed                                                       $            321,749         $           354,668
        Variable                                                                 111,398                      84,539
                                                                    --------------------         -------------------
        Total                                                       $            433,147         $           439,207
                                                                    ====================         ===================

     Weighted Average Term to Maturity (In years)                                    4.7                         6.2

        % of Fixed Rate Loans                                                       74.3%                       80.8%
        % of Variable Rate Loans                                                    25.7%                       19.2%

        % of Secured Debt                                                           78.5%                      100.0%
        % of Unsecured Debt                                                         21.5%                        0.0%

     Average Interest Rates
        Mortgage Loans                                                               7.8%                        7.8%
        Construction Loans                                                           4.4%                        5.8%
        Revolving Credit Facilities                                                  3.6%                        4.6%
                                                                    --------------------         ---------------------
        Total Weighted Average                                                       6.7%                        7.2%
                                                                    ====================         =====================

     Debt Ratios
        Debt to Total Market Capitalization                                         50.6%                       51.6%
        Debt to Undepreciated Assets                                                49.7%                       49.6%

     Coverage Ratios
     Interest Coverage-Property NOI                                                  2.9x                        2.9x
      (NOI / Interest)

     Interest Coverage-EBITDA                                                        2.8x                        2.6x
      (EBITDA / Interest)

     Interest Coverage-EBITDA-YTD                                                    2.4x                        2.3x
      (EBITDA / Interest - Year-to-date)

     Debt Service Coverage -Property NOI                                             2.4x                        2.5x
      (NOI / (Interest + Principal Amortization))

     Debt Service Coverage - EBITDA                                                  2.4x                        2.3x
      (EBITDA / (Interest + Principal Amortization))

     Fixed Charge Coverage -Property NOI                                             2.2x                        2.1x
      (NOI / (Interest + Preferred Distributions))

     Fixed Charge Coverage - EBITDA                                                  2.1x                        1.9x
      (EBITDA / (Interest + Preferred Distributions))

KEYSTONE PROPERTY TRUST

QUARTERLY VALUATION ANALYSIS

(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA AND RATIOS)

                                                                               September 30, 2002    June 30, 2002    March 31, 2002
                                                                              --------------------  ---------------  ---------------
     PRICING MULTIPLES
         NOI Multiple
              ((Market Value of Common Equity + Preferred Share/Units
              + Total Debt) / Ann. NOI)                                               11.0x              10.9x            10.4x

         EBITDA Multiple
              ((Market Value of Common Equity + Preferred Share/Units
              + Total Debt) / Ann. EBITDA)                                            12.5x              12.2x            11.8x

         FFO Multiple
              (Quarter End Common Share Price / Ann. FFO - per share)                 10.1x               9.3x             8.3x

         FAD Multiple
              (Quarter End Common Share Price / Ann. FAD - per share)                 12.2x              11.0x             9.5x

         NOI Yield
              (Ann. NOI before Interest and Depreciation Expense /
              (Market Value of Common Equity + Preferred Share/Units + Debt))          9.1%               9.2%             9.6%

         EBITDA Yield
              (Ann. EBITDA / (Market Value of Common Equity + Preferred
              Share/Units + Debt))                                                     8.0%               8.2%             8.5%

         FFO Yield
              (Ann. FFO - per share / Quarter End Common Share Price)                  9.9%              10.7%            12.1%

         FAD Yield
              (Ann. FAD - per share / Quarter End Common Share Price)                  8.2%               9.1%            10.5%

     RETURNS
         Yield on Real Estate Owned - NOI
              (Ann. NOI before Interest and Depreciation Expense / Average
              Gross Operating Real Estate Investments)                                10.5%              10.5%            10.5%

         Yield on Real Estate Owned - EBITDA
              (Ann. EBITDA / Average Gross Operating Real Estate Investments)          9.2%               9.4%             9.2%

         Return on Book Value of Average Equity & Minority Interest
              (Ann. EBITDA / Avg. Equity & Minority Interest)                         22.1%              21.7%            21.2%

         FFO Return on Book Value of Average Equity & Minority Interest
              (Ann. FFO / Avg. Equity & Minority Interest)                            14.5%              14.5%            14.3%

                                                                                 December 31, 2001     September 30, 2001
                                                                                -------------------   --------------------
     PRICING MULTIPLES
         NOI Multiple
              ((Market Value of Common Equity + Preferred Share/Units
              + Total Debt) / Ann. NOI)                                               10.0x                  9.1x

         EBITDA Multiple
              ((Market Value of Common Equity + Preferred Share/Units
              + Total Debt) / Ann. EBITDA)                                            11.1x                  10.3x

         FFO Multiple
              (Quarter End Common Share Price / Ann. FFO - per share)                  7.6x                  7.2x

         FAD Multiple
              (Quarter End Common Share Price / Ann. FAD - per share)                  9.4x                  8.1x

         NOI Yield
              (Ann. NOI before Interest and Depreciation Expense /
              (Market Value of Common Equity + Preferred Share/Units + Debt))         10.0%                 11.0%

         EBITDA Yield
              (Ann. EBITDA / (Market Value of Common Equity + Preferred
              Share/Units + Debt))                                                     9.0%                  9.7%

         FFO Yield
              (Ann. FFO - per share / Quarter End Common Share Price)                 13.1%                 13.9%

         FAD Yield
              (Ann. FAD - per share / Quarter End Common Share Price)                 10.7%                 12.3%

     RETURNS
         Yield on Real Estate Owned - NOI
              (Ann. NOI before Interest and Depreciation Expense / Average
              Gross Operating Real Estate Investments)                                10.5%                 11.5%

         Yield on Real Estate Owned - EBITDA
              (Ann. EBITDA / Average Gross Operating Real Estate Investments)          9.5%                 10.1%

         Return on Book Value of Average Equity & Minority Interest
              (Ann. EBITDA / Avg. Equity & Minority Interest)                         21.7%                 23.3%

         FFO Return on Book Value of Average Equity & Minority Interest
              (Ann. FFO / Avg. Equity & Minority Interest)                            14.3%                 14.4%

KEYSTONE PROPERTY TRUST

DIVIDEND ANALYSIS

                                                                         September 30,2002   June 30, 2002    March 31, 2002
                                                                        ------------------- ---------------  ----------------
      COMMON STOCK DIVIDENDS PAID:

      Dividends per Share/Unit                                           $           0.325   $       0.320    $        0.320
      Declaration Date                                                              7/2/02          4/5/02            1/4/02
      Common Shareholders' Record Date                                             7/17/02         4/16/02           1/17/02
      Common Dividends Payment Date                                                7/31/02         4/30/02           1/31/02

      COMMON DIVIDEND PAYOUT RATIOS:

      Payout - FFO
        (Dividends/FFO)                                                               80.2%           74.4%             74.4%
      Payout - FAD
        (Dividends/FAD)                                                               95.6%           88.9%             86.5%
      Dividend Coverage - FFO
        (FFO/Dividends)                                                                1.2x            1.3x              1.3x
      Dividend Coverage - FAD
        (FAD/Dividends)                                                                1.1x            1.1x              1.2x

      COMMON DIVIDEND YIELDS:
        Dividend Yield (Yield based on annualized current dividend per
         share and quarter end share price)                                            7.8%            8.1%              9.1%
        Spread Over 5 Year U.S. Treasury at quarter end                                2.6%            4.1%              4.6%
        Spread Over 10 Year U.S. Treasury at quarter end                               3.6%            4.8%              5.3%

                                                                         December 31, 2001   September 30, 2001
                                                                        ------------------- --------------------
      COMMON STOCK DIVIDENDS PAID:

      Dividends per Share/Unit                                           $           0.320   $             0.32
      Declaration Date                                                             10/5/01               7/5/01
      Common Shareholders' Record Date                                            10/16/01              7/16/01
      Common Dividends Payment Date                                               10/31/01              7/31/01

      COMMON DIVIDEND PAYOUT RATIOS:

      Payout - FFO
        (Dividends/FFO)                                                               74.4%                72.7%
      Payout - FAD
        (Dividends/FAD)                                                               91.4%                82.1%
      Dividend Coverage - FFO
        (FFO/Dividends)                                                                1.3x                 1.4x
      Dividend Coverage - FAD
        (FAD/Dividends)                                                                1.1x                 1.2x

      COMMON DIVIDEND YIELDS:
        Dividend Yield (Yield based on annualized current dividend per
         share and quarter end share price)                                            9.8%                10.1%
        Spread Over 5 Year U.S. Treasury at quarter end                                4.2%                 5.7%
        Spread Over 10 Year U.S. Treasury at quarter end                               5.0%                 4.9%

KEYSTONE PROPERTY TRUST

RESEARCH COVERAGE, ANTICIPATED 2002 EARNINGS RELEASE AND DIVIDEND CALENDAR

RESEARCH COVERAGE

                         Firm                                      Analyst                          Phone
         ------------------------------------              ------------------------          ---------------------
         Bear, Stearns & Co., Inc.                         Ross Smotrich                         212-272-8046

         Credit Suisse First Boston                        Lawrence Raiman                       212-538-2380

         Wachovia Securities                               Christopher P. Haley                  804-782-3708
                                                           Donald Fandetti                       443-263-6537

         Merrill Lynch                                     Steve Sakwa                           212-449-0335
                                                           Brian Legg                            212-449-1153

ANTICIPATED 2002 EARNINGS RELEASE AND DIVIDEND CALENDAR

                                                       FIRST QUARTER  SECOND QUARTER  THIRD QUARTER     FOURTH QUARTER
                                                       -------------  --------------  -------------     --------------
         Dividend Declaration Date                        4/5/02          7/2/02         10/7/02      First week in Jan 2003

         Dividend Record Date                            4/16/02         7/17/02        10/17/02          1/17/03

         Dividend Payment Date                           4/30/02         7/31/02        10/31/02          1/31/03

         Anticipated Earnings Release/Earnings Call      4/30/02         7/31/02        10/23/02           2/5/03

         Annual Shareholders Meeting                                     6/06/02